UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2006
CABG MEDICAL, INC.
(Exact name of registrant as specified in its charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

000-51050 (Commission File Number)	41-958628 (IRS Employer Identification No.)
14505 – 21st Avenue North, Suite 212
Minneapolis, Minnesota 55447
(Address of Principal Executive Offices) (Zip Code)
(763) 258-8005
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Letter Agreement
Letter Agreement re: Change of Control Agreement
Amendment to Employment Agreement

Item 1.01 Entry into a Material Definitive Agreement.
          On February 24, 2006, CABG Medical, Inc. (the “Company”) entered into an agreement with Manny Villafaña, Chairman and Chief Executive Officer of the Company, whereby certain agreements between the Company and Mr. Villafaña were either terminated or amended as follows:
•	The Discharge and Termination Agreement Regarding Change in Control Letter Agreement dated February 8, 2006 was cancelled, reinstating the June 17, 2003 Change of Control Agreement, which Change of Control Agreement was amended by a letter agreement dated February 24, 2006 to clarify that Mr. Villafaña will not be entitled to any change of control payments under the Change of Control Agreement upon the dissolution or liquidation of the Company.

•	The February 8, 2006 letter agreement providing for a bonus of $50,000 to Mr. Villafaña if his employment with the Company continues until the time of a business combination or dissolution or liquidation of the Company was cancelled in its entirety.

•	The February 8, 2006 Amendment to Mr. Villafaña’s December 31, 2004 Employment Agreement was cancelled and replaced with a February 24, 2006 Amendment, which provides that Mr. Villafaña’s Employment Agreement will be terminated concurrently with the approval by the Company’s shareholders of the dissolution or liquidation of the Company. Upon such termination, Mr. Villafaña will not be subject to the non-compete provisions in the Employment Agreement; however, he will continue to be required to maintain confidentiality with respect to the Company’s confidential information.
Item 1.02 Termination of a Material Definitive Agreement.
            On February 24, 2006, the Company and Mr. Villafaña agreed to terminate the Discharge and Termination Agreement Regarding Change in Control Letter Agreement dated February 8, 2006 and the Amendment to Employment Agreement dated February 8, 2006. See Item 1.01 above, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
               (c) Exhibits:
10.1	Letter Agreement dated February 24, 2006 with Manny Villafaña

10.2	Letter Agreement dated February 24, 2006 with Manny Villafaña re June 17, 2003 Change of Control Agreement

10.3	Amendment to Employment Agreement dated February 24, 2006 with Manny Villafaña

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 1, 2006

CABG MEDICAL, INC.

By	/s/ John L. Babitt John L. Babitt
President, Chief Operating Officer and
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
February 24, 2006	000-51050
CABG MEDICAL, INC.

EXHIBIT NO.	ITEM
10.1	Letter Agreement dated February 24, 2006 with Manny Villafaña

10.2	Letter Agreement dated February 24, 2006 with Manny Villafaña re June 17, 2003 Change of Control Agreement

10.3	Amendment to Employment Agreement dated February 24, 2006 with Manny Villafaña